Exhibit 4.5

*** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

PURCHASE AGREEMENT NUMBER 3263

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

(Contract Number 07HMB2014US)

Relating to Boeing Model 737-71B and 737-81B Aircraft

with

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING
CORPORATION

P.A. No. 3263

BOEING PROPRIETARY

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table – Block A Aircraft
2.	Aircraft Information Table – Block B Aircraft

EXHIBIT

A-l	Aircraft Configuration – Block A Aircraft

A-2	Aircraft Configuration – Block B Aircraft

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

P.A. No. 3263

BOEING PROPRIETARY

i

LETTER AGREEMENTS

3263-01	Seller Purchased Equipment

3263-02	Boeing Purchase of Buyer Furnished Equipment

3263-03	Loading of Software Owned by or Licensed to Customer

6-1165-CKR-1379	Government Approval

6-1165-CKR-1380	Aircraft Performance Guarantees

6-1165-CKR-1381	Promotional Support

6-1165-CKR-1382	Special Matters

6-1165-CKR-1383	Shareholder Approval

6-1165-CKR-1384	Special Escalation Program

6-1165-CKR-1385	Volume Agreement

6-1165-CKR-1386	Aircraft Model Substitution

6-1165-CKR-1387	Board of Directors Approval

6-1165-CKR-1388	Liquidated Damages – Non-Excusable Delay

6-1165-CKR-1389	Payment Matters

6-1165-CKR-1390	Clarifications and Understandings

P.A. No. 3263

BOEING PROPRIETARY

ii

Purchase Agreement No. 3263

between

The Boeing Company

and

China Southern Airlines Company Limited

This Purchase Agreement No. 3263 dated as of 8.20.2007, between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to the purchase and sale of Model 737-71B and 737-81B aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of September 19, 2000 between Boeing and China Southern Airlines (Group) Import & Export Trading Corporation, identified as AGTA-GUN (AGTA). Boeing and China Southern Airlines (Group) Import & Export Trading Corporation consent and agree that Customer may utilize the AGTA for the Purchase Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA.

Article 1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-7IB and 737-81B aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A-l and A-2 in the quantities listed in Table 1 and Table 2 to the Purchase Agreement.

Article 2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1 and Table 2. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.	Price.

3.1           Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and Table 2 in subject to escalation dollars.

P.A. No. 3263

BOEING PROPRIETARY

1

3.2           Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 and Table 2 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4.	Payment.

4.1           Boeing acknowledges receipt of a deposit in the amount shown in Table 1 and Table 2 for each Aircraft (Deposit).

4.2           The standard advance payment schedule for the Model 737-71B and 737-81B aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1 and Table 2.

4.3           For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4           Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.	Additional Terms.

5.1           Aircraft Information Table. Table 1 and Table 2 consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price. (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2           Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3           Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

P.A. No. 3263

BOEING PROPRIETARY

2

5.4           Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (the Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has taken possession of a 737-71B and 737-81B aircraft whether such aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of the 737-71B and 737-81B aircraft.

5.5           Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6           Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.7           Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8           Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

5.9           Confidential Treatment. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. By receiving this Purchase Agreement, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer evaluate or respond to the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 3263

BOEING PROPRIETARY

3

DATED AS OF 8.20.2007.

CHINA SOUTHERN AIRLINES COMPANY LIMITED		THE BOEING COMPANY

By	/s/ Xu Jie Bo	By	/s/ Art Abel

Its		Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

P.A. No. 3263

BOEING PROPRIETARY

4

Table 1 to
Purchase Agreement No. 3263 - Block A Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-71B	154,500 pounds	Detail Specification: D019A001GUN37P-01, REV D (7/31/2006)

Engine Model/Thrust: CFM56-7B22	22,000 pounds	Airframe Price Base Year/Escalation Formula: *** ***

Airframe Price:	***	Engine Price Base Year/Escalation Formula: N/A N/A

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI): ***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI): ***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Refundable Deposit/Aircraft at Proposal Accept:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	***	***
				***	***	***	***
Aug-2011	1	***	***	***	***	***	***
Dec-2011	1	***	***	***	***	***	***
Feb-2012	1	***	***	***	***	***	***
Apr-2012	1	***	***	***	***	***	***
May-2012	1	***	***	***	***	***	***
Jun-2012	1	***	***	***	***	***	***
Jul-2012	2	***	***	***	***	***	***
Aug-2012	1	***	***	***	***	***	***
Sep-2012	1	***	***	***	***	***	***
Oct-2012	1	***	***	***	***	***	***

P.A. No. 3263
44939-1F.TXT	Boeing Proprietary

Table 1 to
Purchase Agreement No. 3263 - Block A Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	***	***
				***	***	***	***
Nov-2012	1	***	***	***	***	***	***
Dec-2012	1	***	***	***	***	***	***
Jan-2013	1	***	***	***	***	***	***
Feb-2013	1	***	***	***	***	***	***
Mar-2013	1	***	***	***	***	***	***
Apr-2013	1	***	***	***	***	***	***
May-2013	1	***	***	***	***	***	***
Jun-2013	2	***	***	***	***	***	***
Jul-2013	2	***	***	***	***	***	***
Aug-2013	1	***	***	***	***	***	***
Sep-2013	1	***	***	***	***	***	***
Oct-2013	1	***	***	***	***	***	***
Total:	25

P.A. No. 3263
44939-1F.TXT	Boeing Proprietary

Table 2 to
Purchase Agreement No. 3263 - Block B Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-81B	161,500 pounds	Detail Specification: D019A001GUN38P-01. REV C (2/12/2007)

Engine Model/Thrust: CFM56-7B26	26,400 pounds	Airframe Price Base Year/Escalation Formula: *** ***

Airframe Price:	***	Engine Price Base Year/Escalation Formula: N/A N/A

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI): ***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI): ***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Refundable Deposit/Aircraft at Proposal Accept:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	***	***
				***	***	***	***
May-2011	1	***	***	***	***	***	***
Jul-2011	1	***	***	***	***	***	***
Sep-2011	1	***	***	***	***	***	***
Nov-2011	2	***	***	***	***	***	***
Dec-2011	1	***	***	***	***	***	***
Jan-2012	1	***	***	***	***	***	***
Mar-2012	1	***	***	***	***	***	***
May-2012	1	***	***	***	***	***	***
Jun-2012	2	***	***	***	***	***	***

P.A. No. 3263
44938-1F.TXT	Boeing Proprietary

Table 2 to
Purchase Agreement No. 3263 - Block B Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	***	***
				***	***	***	***
Jul-2012	1	***	***	***	***	***	***
Aug-2012	2	***	***	***	***	***	***
Sep-2012	1	***	***	***	***	***	***
Jan-2013	1	***	***	***	***	***	***
Feb-2013	1	***	***	***	***	***	***
Mar-2013	2	***	***	***	***	***	***
Apr-2013	1	***	***	***	***	***	***
May-2013	2	***	***	***	***	***	***
Jun-2013	2	***	***	***	***	***	***
Jul-2013	2	***	***	***	***	***	***
Aug-2013	2	***	***	***	***	***	***
Sep-2013	1	***	***	***	***	***	***
Oct-2013	1	***	***	***	***	***	***
Total:	30

P.A. No. 3263
44938-1F.TXT	Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Exhibit A-l to Purchase Agreement Number 3263

Block A Aircraft

P.A. No. 3263
BOEING PROPRIETARY

A-1

AIRCRAFT CONFIGURATION

Dated Aug. 20th, 2007.

relating to

Block A

BOEING MODEL 737-71B AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001GUN37P-01 (Revision TBD) dated as of TBD. Such Detail Specification will be comprised of Boeing D019A001GUN37P-01 (Revision D) dated as of July 31, 2006 which includes the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

*** Following eight pages omitted

P.A. No. 3263
BOEING PROPRIETARY

A-1-1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Exhibit A-2 to Purchase Agreement Number 3263

Block B Aircraft

P.A. No. 3263
BOEING PROPRIETARY

A-2

AIRCRAFT CONFIGURATION

Dated Aug. 20th, 2007.

relating to

Block B

BOEING MODEL 737-81B AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001GUN38P-01 (Revision TBD) dated as of TBD. Such Detail Specification will be comprised of Boeing D019A001GUN38P-01 (Revision C) dated as of February 12, 2007 which includes the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

*** Following eight pages omitted

P.A. No. 3263
BOEING PROPRIETARY

A-2-1

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Exhibit B to Purchase Agreement Number 3263

P.A. No. 3263
BOEING PROPRIETARY

B

Exhibit B to
Purchase Agreement No. 3263

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-71 Band 737-81B AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.             GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1              Airworthiness and Registration Documents.

Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft. Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2              Certificate of Sanitary Construction.

1.2.1              U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2              Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft. Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

P.A. No. 3263
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3263

1.3              Customs Documentation.

1.3.1               Import Documentation. If the Aircraft is intended to be exported from the United States. Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2               General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507. General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification. Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3              Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.           INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

P.A. No. 3263
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3263

3.           NOTICE OF FLYAWAY CONFIGURATION.

Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)                the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)               the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling:

(iii)              any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)              a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)               a complete ferry flight itinerary.

4.            DELIVERY ACTIONS BY BOEING.

4.1               Schedule of Inspections. All FAA, Boeing. Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2               Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3               Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

P.A. No. 3263
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3263

4.4               ***

4.5               Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6               Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA. Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2. Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7               Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.            DELIVERY ACTIONS BY CUSTOMER.

5.1               Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2.              Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3               Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

P.A. No. 3263
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Supplemental Exhibit AE1 to Purchase Agreement Number 3263

P.A. No. 3263
BOEING PROPRIETARY

AE1

1.	Formula.

***
P.A. No. 3263	[***The following page omitted]
BOEING PROPRIETARY

AE1 - 1

* * *

2.	Values to be Utilized in the Event of Unavailability.

2.1               If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI-R and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2               Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI-R and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3               In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

***
P.A. No. 3263
BOEING PROPRIETARY

AE1 - 3

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Supplemental Exhibit BFE1 to Purchase Agreement Number 3263

P.A. No. 3263
BOEING PROPRIETARY

BFE1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL AIRCRAFT

This Supplemental Exhibit BFEI contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1              Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	To Be Determined

Galley Inserts	To Be Determined

Seats (passenger)	To Be Determined

Overhead & Audio System	To Be Determined

In-Seat Video System	To Be Determined

Miscellaneous Emergency Equipment	To Be Determined

Cargo Handling Systems GUN	To Be Determined

GUN For a new certification, supplier requires notification 10 months prior to Cargo Handling System on-dock date.

P.A. No. 3263
BOEING PROPRIETARY

BFE1-1

2.	On-dock Dates

On or before (To Be Determined), Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
[1Month of Delivery:]

Aircraft

Seats	To Be Determined

Galleys/Furnishings	To Be Determined

Miscellaneous Emergency Equipment	To Be Determined

Electronics	To Be Determined

Textiles/Raw Material	To Be Determined

Cargo Systems (Single Aisle Programs))	To Be Determined

Provision Kits (Single Aisle Programs)	To Be Determined

Radomes (Single Aisle Programs)	To Be Determined

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 3263
BOEING PROPRIETARY

BFE1-2

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Supplemental Exhibit CS1 to Purchase Agreement Number 3263

*** Following page omitted

P.A. No. 3263
BOEING PROPRIETARY

CS1

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Supplemental Exhibit EEI to Purchase Agreement Number 3263

P.A. No. 3263
BOEING PROPRIETARY

EE1

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-71B and 737-81B AIRCRAFT

1.                     ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600. -700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.                     ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as the “Warranty”); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 2.1 through 2.10 below and Paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing’s extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1.             Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

P.A. No. 3263
BOEING PROPRIETARY

EE1-1

2.2.	Patents.

2.2.1               CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2               CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3               The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3.            Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4.	Warranty Pass-On.

2.4.1               If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty. Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

P.A. No. 3263
BOEING PROPRIETARY

EE1-2

2.4.2                     Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3                     In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5.	New Engine Warranty. ***

2.6.	New Parts Warranty. ***

P.A. No. 3263
BOEING PROPRIETARY

EE1-3

***

2.7.	Ultimate Life Warranty.

2.7.1	CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums
(ii)	Fan and Compressor Shafts
(iii)	Compressor Discharge Pressure Seal (CDP)
(iv)	Turbine Disks
(v)	HPT Forward and Stub Shaft
(vi)	LPT Driving Cone
(vii)	LPT Shaft and Stub Shaft
***

2.8.	Campaign Change Warranty.

2.8.1.           A campaign change will be declared by CFM when a new Part design introduction. Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules       ***

P.A. No. 3263
BOEING PROPRIETARY

EE1-4

2.8.2.                    Labor Allowance -      ***

2.8.3.                    Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9.         Limitations.          THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE. SALE, POSSESSION. USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10.	Indemnity and Contribution.

2.10.1.          IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS. PARAGRAPH 2.9, ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM. WHETHER ACTIVE, PASSIVE OR IMPUTED.

P.A. No. 3263
BOEING PROPRIETARY

EE1-5

2.10.2.          CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE. ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT. TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

[*** Following two pages omitted]
P.A. No. 3263
BOEING PROPRIETARY

EE1-6

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Supplemental Exhibit SLP1 to Purchase Agreement Number 3263

P.A. No. 3263
BOEING PROPRIETARY

SLP1

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C. Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3263.

1.	Wing.

(a)	Upper and lower skins and stiffeners between the forward and rear wing spars.

(b)	Wing spar webs, chords and stiffeners.

(c)	Inspar wing ribs.

(d)	Inspar splice plates and fittings.

(e)	Main landing gear support structure.

(f)	Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

(g)	Engine strut support fittings attached directly to wing primary structure.

(h)	Wing-to-body structural attachments.

(i)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(j)	Trailing edge flap tracks and carriages.

(k)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

P.A. No. 3263
BOEING PROPRIETARY

SLP1-1

2.	Body.

(a)
External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b)	Window and windshield structure but excluding the windows and windshields.

(c)
Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(e)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g)	Forward and aft pressure bulkheads.

(h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(i)
Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

(j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

P.A. No. 3263
BOEING PROPRIETARY

SLP1-2

3.	Vertical Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(c)	Inspar ribs.

(d)	Rudder hinges and supporting ribs, excluding bearings.

(e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(f)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front and rear spar chords, webs and stiffeners.

(c)	Inspar ribs.

(d)	Stabilizer center section including hinge and screw support structure.

(e)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(f)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(a)	Strut external surface skin and doublers and stiffeners.

(b)	Internal strut chords, frames and bulkheads.

(c)	Strut to wing fittings and diagonal brace.

(d)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

P.A. No. 3263
BOEING PROPRIETARY

SLP1-3

6.	Main Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	Upper and lower side struts, including spindles, universals and reaction links.

(d)	Drag strut.

(e)	Bell crank.

(f)	Orifice support tube.

(g)	Trunnion link.

(h)	Downlock links including spindles and universals.

(i)	Torsion links.

(j)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	Orifice support tube.

(d)	Upper and lower drag strut, including lock links.

(e)	Steering plates and steering collars.

(f)	Torsion links.

NOTE:	The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

P.A. No. 3263
BOEING PROPRIETARY

SLP1-4

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3263-01

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Seller Purchased Equipment

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

Developmental Buyer Furnished Equipment (DBFE): BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

P.A. No. 3263 Seller_Purchased_Equipment
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-01

1.	Price.

Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.	Responsibilities.

2.1	Customer is responsible for:

(i)	selecting and notifying Boeing of the supplier for all items identified in paragraph 1.1 of Supplemental Exhibit BFE1 of the Purchase Agreement,

(ii)	selecting a FAA certifiable part; and

(iii)	providing to Boeing the SPE part specification/Customer requirements.

2.2.	Boeing is responsible for:

(i)	placing and managing the purchase order with the supplier;

(ii)	coordinating with the suppliers on technical issues;

(iii)	ensuring that the delivered SPE complies with the part specification:

(iv)	obtaining certification of the Aircraft with the SPE installed; and

(v)	obtaining for Customer the supplier’s standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 and Part 4 of Exhibit C, the Product Assurance Document.

P.A. No. 3263
Seller_Purchased_Equipment
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-01

3.	Supplier Selection For SPE Galleys and Seats.

In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer’s selection of suppliers:

Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than (To Be Determined).

Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than (To Be Determined).

Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of seats and galleys within 120 days of the supplier selection date referred to in paragraph 2.1 (i) above.

Request for Quotation (RFQ). Approximately 90 days prior to the supplier selection date. Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within 30 days of the selection date.

Recommended Bidders. Not later than 15 days prior to the supplier selection date. Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A. Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

4.	Changes.

After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer’s contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

P.A. No. 3263
Seller_Purchased_Equipment
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-01

5.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

6.	Remedies.

If Customer does not comply with the obligations above, Boeing may:

(i)	delay delivery of the Aircraft;

(ii)	deliver the Aircraft without installing the SPE:

(iii)	substitute a comparable part and invoice Customer for the cost;

(iv)	increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

7.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

P.A. No. 3263
Seller_Purchased_Equipment
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-01

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

P.A. No. 3263
Seller_Purchased_Equipment
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3263-02

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.           Customer will deliver to Boeing a Bill of Sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) immediately prior to delivery of the Aircraft.

2.           The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer simultaneously with receipt by Boeing of the Aircraft Price balance at Aircraft delivery. Boeing will deliver a Bill of Sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3.           Customer will pay to Boeing the amount of any taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

P.A. No. 3263
Boeing_BFE_Purchase
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-02

4.           The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

5.           Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6.           Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.           Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.           For the purposes of this Letter Agreement, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

P.A. No. 3263
Boeing_BFE_Purchase
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-02

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

Attachments

[*** Following page omitted]

P.A. No. 3263
Boeing_BFE_Purchase
BOEING PROPRIETARY

Annex to
Exhibit A to
3263-02

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737- Aircraft bearing

Manufacturer’s Serial No. +

Document PED

issued

Revision of

P.A. No. 3263
Boeing_BFE_Purchase
BOEING PROPRIETARY

Annex to
Exhibit B to
3263-02

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737- Aircraft bearing

Manufacturer’s Serial No. +

Document PED

issued

Revision of

[*** Following page omitted]

P.A. No. 3263
Boeing_BFE_Purchase
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3263-03

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Loading of Software Owned by or Licensed to Customer

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: i) aircraft communications addressing and reporting system (ACARS), ii) digital flight data acquisition unit (DFDAU), iii) flight management system (FMS), iv) cabin management system (CMS), v) engine indication and crew alerting system (EICAS) vi) airplane information management system (AIMS), vii) satellite communications system (SATCOM), and viii) In-Flight Entertainment (IFE).

2.           For all Software described in items i) thru vi) above, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install the Software, described in items i) thru vi) above, after the transfer to Customer of title to the Aircraft, but before fly away.

3.           The SATCOM Software, described in item vii), above, is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.           For Software described in item viii) above, if requested by Customer. Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

P.A. No. 3263
Customer_Software
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-03

5.           All Software which is installed by Boeing other than the SATCOM software identified in paragraph 3, above, will be subject to the following conditions:

i)
Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2,3.4, 3.5, 3.10,9. 10 and 11 of Exhibit A. Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B. Customer Support Document, to the AGTA.

iii)
Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA. Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

P.A. No. 3263
Customer_Software
BOEING PROPRIETARY

China Southern Airlines Company Limited
3263-03

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

[*** Following three pages omitted]

P.A. No. 3263
Customer_Software
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-I380

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3263
Performance_Guarantees
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1380

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

P.A. No. 3263
Performance_Guarantees
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-I380
CFM56-7B22 Engines

BLOCK A AIRCRAFT

MODEL 737-71B PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 3263
AERO-B-BBA4-M07-0753	SS07-0473

Attachment A to Letter Agreement
No. 6-l165-CKR-1380
CFM56-7B22 Engines

1	AIRCRAFT MODEL APPLICABILITY

***

P.A. No. 3263
AERO-B-BBA4-M07-0753	SS07-0473

Attachment A to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B22 Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001GUN37P-1 Revision D, plus 300 lb for airplane improvements and production changes to the baseline MEW of the 737NG Configuration Specification that have taken place since the original release of the Detail Specification, which have not yet been incorporated into the Detail Specification MEW, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Detail Specification D019A001GUN37P-1 Revision D (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom: altitudes are pressure altitudes.

5.2
The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

P.A. No. 3263
AERO-B-BBA4-M07-0753	SS07-0473

Attachment A to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B22 Engines

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4
The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category F brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5
The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2.200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The APU is turned off unless otherwise specified.

5.6	The cruise range guarantee is based on an Aircraft center of gravity location of 22.2 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

P.A. No. 3263
AERO-B-BBA4-M07-0753	SS07-0473

Attachment A to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B22 Engines

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-700.

6.3
Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

6.5
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3263
AERO-B-BBA4-M07-0753	SS07-0473

Attachment B to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B26 Engines

BLOCK B AIRCRAFT

MODEL 737-81B PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 3263
AERO-B-BBA4-M07-0755	SS07-0473

Attachment B to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B26 Engines

1	AIRCRAFT MODEL APPLICABILITY

***

2	FLIGHT PERFORMANCE

***

P.A. No. 3263
AERO-B-BBA4-M07-0755	SS07-0473

Attachment B to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B26 Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001GUN38P-1 Revision C, plus 350 lb for airplane improvements and production changes to the baseline MEW of the 737NG Configuration Specification that have taken place since the original release of the Detail Specification, which have not yet been incorporated into the Detail Specification MEW, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Detail Specification D019A001GUN38P-1 Revision C (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2
The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

P.A. No. 3263
AERO-B-BBA4-M07-0755	SS07-0473

Attachment B to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B26 Engines

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4
The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5
The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.6	The cruise range guarantee is based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

P.A. No. 3263
AERO-B-BBA4-M07-0755	SS07-0473

Attachment B to Letter Agreement
No. 6-1165-CKR-1380
CFM56-7B26 Engines

6.2	Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

6.3
Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

6.5
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

[*** Following six pages omitted]

P.A. No. 3263
AERO-B-BBA4-M07-0755	SS07-0473

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1383

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Shareholder Approval

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                   Listing Matters.

Customer is a listed issuer of equity securities at the Stock Exchange of Hong Kong Limited (Stock Exchange). Under the governing rules of the Stock Exchange, Customer’s purchase of the Aircraft is a transaction classified as a “very substantial acquisition”. Such classification by the Stock Exchange requires Customer to comply with the disclosure and shareholder approval requirements regarding the purchase of the Aircraft.

2.                   Shareholder Approval.

As required by the listing rules of the Stock Exchange, a “very substantial acquisition transaction” must be approved by shareholders in a general meeting. Shareholder approval for the purchase by the Customer of the Aircraft will be obtained, following the process defined under the listing rules, as soon as practicable after the signing of this Letter Agreement. Customer agrees that it will advise Boeing of such approval when obtained by providing written or telegraphic notice on December 10, 2007, or as soon thereafter as practicable.

P.A. No. 3263 Shareholder_Approval
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1383

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

[*** Following eleven pages omitted]

P.A. No. 3263 Shareholder_Approval
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1387

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Board of Directors Approval

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                   Board of Directors Approval.

Customer requires the approval of the Board of Directors of China Southern Airlines Company Limited prior to entering into the Purchase Agreement. Customer and China Southern Airlines (Group) Import & Export Trading Corporation signatures on this Letter Agreement is acknowledgement that Customer has obtained such approvals.

P.A. No. 3263 Board_of_Directors_Approval
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1387

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

[*** Following seven pages omitted]

P.A. No. 3263 Board_of_Directors_Approval
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1390

China Southern Airlines Company Limited
Bai Yun International Airport
Guangzhou 510405
People’s Republic of China

Subject:	Clarifications and Understandings

Reference:
Purchase Agreement No. 3263 (the Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-71B and 737-81B aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings.    The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

Article 1.	Quantity, Model and Description.

As a point of clarification, as set forth in the AGTA, the Aircraft are manufactured to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft, and the aircraft will obtain either a Standard Airworthiness Certificate r an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing’s manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish Type Certificate. Similarly, the CAAC uses its CAR 25 for Type Certificate. CAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AD 21-2). Such additional requirements are documented by the FAA in AC 21-2.

P.A. No. 3263 Clarifications_and_Understandings
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1390

Article 4.	Payment.

Paragraph 4.2 refers to payments due on the “effective date” of the Purchase Agreement. Paragraph 4.3 refers to payments due “upon signing” of the Purchase Agreement. For the avoidance of doubt, the effective date of the Purchase Agreement is the day it is signed. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement.

Boeing will provide invoices for all payments due under the Purchase Agreement. Boeing will provide final aircraft delivery invoices not later than 30 days prior to scheduled delivery date.

Exhibit B,	Aircraft Delivery Requirements and Responsibilities, Paragraph 1.1, Airworthiness and Registration Documents.

Notwithstanding the provisions of Exhibit B. Paragraph 1.1, the following provisions shall instead apply in lieu thereof to all aircraft under the Purchase Agreement.

1.1          Airworthiness and Registration Documents.

Not later than 4 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft. Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the predelivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

Exhibit B,	Aircraft Delivery Requirements and Responsibilities, Paragraph 4., Delivery Actions by Boeing.

Paragraph 4.1 Schedule of Inspections and 4.2 Schedule for Demonstration Flights identify parties that participate in such actions. The Civil Aviation Authority of China (CAAC) may also participate in these actions.

In addition to the fuel provided by Boeing pursuant to paragraph 4.4, Boeing assists its customers with unique services or accommodation items at no additional charge. If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if the customer doesn’t load their own navigation database for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

P.A. No. 3263 Clarifications_and_Understandings
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1390

Notwithstanding the provisions of Exhibit B. Paragraph 4.6, the following provisions shall instead apply in lieu thereof to all aircraft under the Purchase Agreement.

4.6        Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

The documents Boeing will have available will include, but not be limited to, the following:

1.          Aircraft Bill of Sale
2.          FAA Export Certificate of Airworthiness
3.          Weight and Balance Supplement
4.          Engine Brochure
5.          Miscellaneous Delivery Record Brochure
6.          Aircraft Readiness Log
7.          Rigging Record Brochure
8.          Auxiliary Power Unit Log
9.          FAA Airworthiness Directive Compliance Record Status

Supplemental Exhibit CS1,   Customer Support Variables

Notwithstanding the provision of Supplemental Exhibit CS1, Paragraph 1.2, the following provision shall instead apply.

1.2        Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program

P.A. No. 3263 Clarifications_and_Understandings
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1390

Supplemental Exhibit EE1,   Engine Escalation, Engine Warranty and Patent Indemnity

Notwithstanding the provisions of Supplemental Exhibit EE1, Paragraph 2.4.1, the following provision shall instead apply.

2.4.1       If requested by Customer and agreed to by CFM in writing. CFM will extend warranty support for Engines sold or title transferred by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

Letter Agreement 3263-02,   Boeing Purchase of Buyer Furnished Equipment.

The provisions of paragraph 3, of Letter Agreement 3263-02 identify the types of costs, such as taxes, duties, and other charges that will be paid by Customer to Boeing pursuant to Boeing’s purchase of Buyer Furnished Equipment (BFE). For the avoidance of doubt, and except for the types of items listed in paragraph 3., Boeing and Customer agree that no profit or handling fee will be charged by Boeing for this transaction.

2.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3263 Clarifications_and_Understandings
BOEING PROPRIETARY

China Southern Airlines Company Limited
6-1165-CKR-1390

Very truly yours,

THE BOEING COMPANY

By	/s/ Art Abel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Aug. 20th, 2007

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By	/s/ Xu Jie Bo

Its

CHINA SOUTHERN AIRLINES (GROUP) IMPORT & EXPORT TRADING CORPORATION

By	/s/ Wang Shi Qing

Its

P.A. No. 3263 Clarifications_and_Understandings
BOEING PROPRIETARY